Exhibit 99.1

FORM OF PROXY CARD FOR FISHER ANNUAL MEETING

FISHER SCIENTIFIC INTERNATIONAL INC.

Annual Meeting, [___], 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     Messrs. Paul M. Meister, Todd M. DuChene and Kevin P. Clark, each with power of substitution, are hereby authorized to vote all shares of common stock of Fisher Scientific International Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Fisher Scientific International Inc. to be held on [   ], 2004, and at any adjournments or postponements thereof, as specified on the reverse side.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATION,
YOU MAY SIMPLY SIGN AND DATE THIS CARD ON THE REVERSE SIDE; NO BOXES
NEED TO BE CHECKED.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS

1.	Issuance of Fisher Common Stock	FOR	AGAINST	ABSTAIN
		☐	☐	☐

		FOR all nominees listed (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed
2.	Election of Directors.	☐	☐

Nominees:

01	Michael D. Dingman, and
02	Charles A. Sanders, M.D.
with terms expiring in 2007

(Instructions: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

3.	Ratify the appointment of Deloitte & Touche LLP as independent public auditors of Fisher for the fiscal year ending December 31, 2003.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Adjournment of the meeting, if necessary, to solicit additional proxies.	☐	☐	☐

5.	In their discretion, on such other business as may properly come before the meeting.

Dated: , 2004

Signature

Signature

Title

Signature of Stockholder(s)-please sign name exactly as imprinted (do not print). Please indicate any change of address.

NOTE: Executors, administrators, trustees and others signing in a representative capacity should indicate the capacity in which they sign. If shares are held jointly, EACH holder should sign.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED.

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